UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21769

Pyxis Special Situations Fund (formerly, Highland Special Situations Fund)

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Pyxis Capital, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Pyxis Special

Situations Fund

Semi-Annual Report

June 30, 2012

Pyxis Special Situations Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Website information, including any information captured through our use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect (described below) with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

FUND PROFILE (unaudited)

Pyxis Special Situations Fund

Objective

Pyxis Special Situations Fund (the “Fund”) seeks to achieve high total returns while minimizing losses.

Total Net Assets of Common Shares as of June 30, 2012

$2.8 million

Portfolio Data as of June 30, 2012

The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 06/30/12 (%)*
CCC	81.2
NR**	18.8

Top 5 Sectors as of 06/30/12 (%)*
Service	43.4
Healthcare	9.2
Diversified Media	5.6
Utility	4.0
Wireless Communications	1.0

Top Holdings as of 06/30/12 (%)*
Safety-Kleen Systems, Inc.	43.4
Genesys Limited, LP	8.3
Metro-Goldwyn-Mayer, Inc., Class A	5.6
Texas Competitive Electric Holdings Co., LLC	4.0
Pendrell Corp., Class A	1.0
Celtic Pharma Phinco B.V.	0.9

*	Quality is calculated as a percentage of total senior loans and corporate notes and bond securities. Sectors and holdings are calculated as a percentage of total assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the fund itself. Quality Ratings are subject to change.
**	NR is a designation for a security that is not rated by a Nationally Recognized Statistical Organization.

Semi-Annual Report	1

FINANCIAL STATEMENTS

Pyxis Special Situations Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value for common shares is calculated by dividing net assets for that class by the number of common shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, any unrealized gains or losses recognized over the period as well as any distributions to preferred shareholders. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets	These statements demonstrate how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2012 (unaudited)	Pyxis Special Situations Fund

Principal Amount ($)		Value ($)
US Senior Loans (a) - 4.1%

UTILITY - 4.1%
190,310	Texas Competitive Electric Holdings Co., LLC 2017 Term Loan, 4.74%, 10/10/17	114,296

	Total US Senior Loans (Cost $162,804)	114,296

Corporate Notes and Bonds (b) - 1.0%

HEALTHCARE - 1.0%
270,116	Celtic Pharma Phinco B.V. PIK (c) (d)	26,408

	Total Corporate Notes and Bonds (Cost $212,562)	26,408

Shares
Common Stocks (e) - 59.7%

DIVERSIFIED MEDIA - 5.7%
6,363	Metro-Goldwyn-Mayer, Inc., Class A	159,711

HEALTHCARE - 8.5%
140,740	Genesys Limited, LP (d)	235,036

SERVICE - 44.5%
93,061	Safety-Kleen Systems, Inc.	1,233,054

WIRELESS COMMUNICATIONS - 1.0%
24,889	Pendrell Corp., Class A	27,378

	Total Common Stocks (Cost $1,124,701)	1,655,179

REGISTERED INVESTMENT COMPANY - 37.6%
1,042,214	Federated Prime Obligations Fund	1,042,214

	Total Registered Investment Company (Cost $1,042,214)	1,042,214

Total Investments - 102.4%		2,838,097

(Cost of $2,542,281) (f)
Other Assets & Liabilities, Net—(2.4)%		(65,334)

Net Assets applicable to Common Shareholders—100.0%		2,772,763

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests, generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2012. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2012, these securities amounted to $26,408 or 1.0% of net assets.
(c)	The issuer is in default of its payment obligation. Income is not being accrued.
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $261,444, or 9.4% of net assets, were fair valued as of June 30, 2012.
(e)	Non-income producing security.
(f)	Cost for U.S. Federal income tax purposes is $2,542,281.

PIK	Payment-in-Kind

See accompanying Notes to Financial Statements.	3

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2012 (unaudited)	Pyxis Special Situations Fund

($)
Assets:
Investments at value (cost $2,542,281)	2,838,097
Receivable For:
Interest receivable	647
Other assets	232

Total assets	2,838,976

Liabilities:
Payables For:
Investment advisory fees payable (Note 4)	2,733
Legal fees payable	5,746
Audit and tax payable	12,516
Trustees’ fees (Note 4)	211
Accrued expenses and other liabilities	45,007

Total liabilities	66,213

Net Assets Applicable To Common Shares	2,772,763

Composition of Net Assets:
Par value of common shares (Note 1)	819
Paid-in capital in excess of par value of common shares	12,600,881
Undistributed net investment income	2,942
Accumulated net realized gain/(loss) on investments	(10,127,695)
Net unrealized appreciation/(depreciation) on investments	295,816

Net Assets Applicable to Common Shares	2,772,763

Common Shares:
Net assets	2,772,763
Shares outstanding (unlimited authorization)	819,442
Net asset value per share (net assets/shares outstanding)	3.38

4	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (unaudited)	Pyxis Special Situations Fund

($)
Investment Income:
Interest from unaffiliated issuers	15,206
Dividends	63,180

Total Investment Income	78,386

Expenses:
Investment management fees (Note 4)	17,005
Fund administration fees	41,079
Transfer agent fees	127
Trustees’ fees (Note 4)	424
Custodian fees	1,128
Reports to shareholders	3,789
Insurance expense	218
Audit fees	12,516
Legal fees	2,366
Other expenses	249

Total expenses	78,901
Fees waived by Investment Adviser (Note 4)	(5,470)

Net expenses	73,431

Net investment income	4,955

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments from unaffiliated issuers	8,619
Net change in unrealized appreciation/(depreciation) on investments	2,353

Net realized and unrealized gain on investments	10,972

Net increase in net assets, applicable to common shareholders, from operations	15,927

See accompanying Notes to Financial Statements.	5

STATEMENTS OF CHANGES IN NET ASSETS

Pyxis Special Situations Fund

	Six Months Ended June 30, 2012 (unaudited) ($)	Year Ended December 31, 2011 ($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income (loss)	4,955	(6,874)
Net realized gain/(loss) on investments from unaffiliated issuers	8,619	(295,562)
Net change in unrealized appreciation/(depreciation) on investments	2,353	108,057

Net change in net assets from operations	15,927	(194,379)

Net Assets Applicable to Common Shares
Beginning of period	2,756,836	2,951,215

End of period (including undistributed(overdistributed) net investment income of $2,942 and $(2,013), respectively)	2,772,763	2,756,836

6	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2012 (unaudited)	Pyxis Special Situations Fund

($)

Cash Flows Provided by Operating Activities
Net increase in net assets from operations	15,927

Adjustments to Reconcile Net Investment Income to Net Cash Used in Operating Activities
Proceeds from disposition of investment securities	389,750
Net purchases of short-term investment securities	(420,696)
Decrease in interest receivable	28,662
Decrease in other assets	207
Net amortization/(accretion) of premium/(discount)	(14,291)
Decrease in payables to related parties	(7,388)
Increase in other expenses and liabilities	18,594
Net realized gain on investments from unaffiliated issuers	(8,619)
Net change in unrealized appreciation/(depreciation) on investments	(2,353)

Net cash flow used in operating activities	(207)

Net decrease in cash	(207)

Cash
Beginning of the period	207

End of the period	—

See accompanying Notes to Financial Statements.	7

FINANCIAL HIGHLIGHTS

Pyxis Special Situations Fund

Selected data for a share outstanding throughout each period is as follows:

Common Shares Per Share Operating Performance:	For the Six Months Ended June 30, 2012 (unaudited)		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		For the Year Ended December 31, 2008		For the Year Ended December 31, 2007

Net Asset Value, Beginning of Period	$3.36		$3.60	$6.98		$4.94		$13.81		$12.49
Income from Investment Operations:
Net investment income	0.01		(0.01)	0.06	(a)	0.51		0.74		0.35
Net realized and unrealized gain/(loss) on investments	0.01		(0.23)	0.46		2.19		(7.44)		1.48
Distributions from net investment income to preferred shareholders, including declared distributions	—		—	(0.03)		(0.01)		—	(b)	(0.01)
Distributions from net realized gains to preferred shareholders	—		—	—		—		(0.01)		—

Total from investment operations, applicable to common shareholders	0.02		(0.24)	0.49		2.69		(6.71)		1.82
Less Distributions Declared to Common Shareholders:
From net investment income	—		—	(0.05)		(0.65)		(0.61)		(0.37)
From return of capital	—		—	(3.82)		—		—		(0.01)
From net realized gains	—		—	—		—		(1.55)		(0.12)

Total distributions declared to common shareholders	—		—	(3.87)		(0.65)		(2.16)		(0.50)
Net Asset Value, End of Period	$3.38		$3.36	$3.60		$6.98		$4.94		$13.81
Total return(c)	0.30	%(d)	(6.39)%	12.88%		54.56%		(48.58)%		14.61%
Ratios to Average Net Assets/Supplemental Data:
Common Share Information at End of Period:
Net assets, end of period (000’s)	$2,773		$2,757	$2,951		$42,293		$29,959		$83,708
Ratios based on net assets of common shares:
Net expenses(j)	6.49	%(e)	5.77%	3.94%		2.52%		2.23%		3.22%
Gross expenses	6.97	%(e)	5.77%	3.94%		2.52%		2.23%		3.22%
Dividends for short positions	—		—	—	(f)	—	(f)	—		—
Net investment income	0.44	%(e)	(0.27)%	1.46	%(g)	7.21	%(g)	6.37	%(g)	2.55	%(g)
Common and Preferred Share Information at End of Period:
Ratios based on net assets of common and preferred shares:
Net expenses(j)	6.49	%(e)	5.77%	3.88%		2.50%		2.22%		3.21%
Gross expenses	6.97	%(e)	5.77%	3.88%		2.50%		2.22%		3.21%
Dividends for short positions	—		—	—		—	(f)	—		—
Net investment income	0.44	%(e)	(0.27)%	1.33%		7.06%		6.32%		2.50%
Portfolio turnover	—		8%	3	%(h)	87%		113%		51%
Preferred Share Information at End of Period:
Aggregate amount outstanding, end of period (000’s)	$—		$—	$—		$411		$411		$411
Asset coverage per share(i)	$—		$—	$—		$103,902		$73,893		$204,670

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Represents less than $0.005 per common share.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not Annualized
(e)	Annualized
(f)	Represents less than 0.005% per share.
(g)	Net investment income ratio does not reflect payment to preferred shareholders. The ratio reflecting such payment was 1.34%, 7.13%, 6.36% and 2.51% for the years ended December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(h)	Portfolio turnover rate excludes securities delivered from processing the redemption-in-kind.
(i)	Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period. During the year ended December 31, 2010, all of the preferred shares were redeemed.
(j)	Net expense ratio has been calculated after applying any waiver/reimbursement, if any.

8	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

June 30, 2012	Pyxis Special Situations Fund

Note 1. Organization and Operations

Pyxis Special Situations Fund (the “Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a nondiversified, closed-end management investment company. The Fund commenced operations on May 18, 2005.

Investment Objective

The Fund seeks to achieve high total returns while minimizing losses.

Common Shares

The Fund may issue an unlimited number of common shares, par value $0.001 per share (the “Common Shares”). The Fund will offer Common Shares, only to investors that are both accredited investors and qualified clients on a private placement basis, and only with the approval of a majority of the Fund’s outstanding Shares.

Preferred Shares

The Fund is authorized to issue up to 500 shares of Series P Preferred Shares (“Series P Shares”). Series P Shares pay cumulative preferential dividends of approximately 8% per year and are preferred as to liquidation value over the Common Shares. The purchase price for each Series P Shares is $1,000. The Series P Shares have a liquidation preference equal to $1,000 (the “Liquidation Preference”) plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. On or after the fifth anniversary of the commencement of the Fund’s operations, holders of Series P Shares have the right, with no less than 90 days prior written notice to the Fund, to sell such Series P Shares to the Fund at an amount equal to the Liquidation Preference plus accumulated and unpaid dividends. The right of the holders of Series P Shares to sell their shares to the Fund requires Series P Shares to be presented as a liability for financial reporting purposes. The Fund will not issue Series P Shares unless immediately thereafter the Series P Shares have asset coverage of at least 200%. As of June 30, 2012, there are no Series P Shares issued and outstanding.

The Fund is also authorized to issue one share of Series S Preferred Shares (the “Special Share”). The Special Share will have a liquidation preference equal to $1,000 plus any accumulated and unpaid dividend. The Special Share will be redeemable at the option of the Fund in whole or part at any time after the termination for any or no reason of the investment management agreement in accordance with the provisions thereof in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. The Fund will not issue Series P Shares or a Special Share (together, the “Preferred Shares”) unless immediately thereafter the Preferred Shares have an asset coverage of at least 200%. As of June 30, 2012, the Special Share had not been issued.

The Preferred Shares are senior to and have certain class-specific preferences over the Common Shares. Under the 1940 Act, the Preferred Shares must have the right to elect at least two Trustees at all times and a majority of the Trustees in the event of serious dividend arrearages. Preferred Shares also have certain class voting rights under the 1940 Act.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s Common Shares is calculated as of the last business day of each month, in connection with each issuance of common shares by the Fund, as of each distribution date (after giving effect to the relevant declaration) and on such other dates as determined by the Fund’s Board of Trustees (the “Board” or “Trustees”), or its designee, in accordance with procedures approved by the Board. The NAV is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the numbers of Common Shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to common shares, securities with readily available market quotations on the New York Stock Exchange, NASDAQ or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities where there are no readily available market quotations, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker,

Semi-Annual Report	9

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2012	Pyxis Special Situations Fund

the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Pyxis Capital Management, L.P. (the “Investment Adviser”) has determined generally has the capability to provide appropriate pricing services and has been approved by the Trustees.

Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise do not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

As of June 30, 2012, the Fund did not hold any short term positions or repurchase agreements.

Fair Value Measurements:

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

As of June 30, 2012, the Fund’s investments consisted of senior loans, corporate notes and bonds and common stock. The fair value of the Fund’s loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

10	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2012	Pyxis Special Situations Fund

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2012 is as follows:

Investments in Securities	Total Value as of June 30, 2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Diversified Media	$159,711	$—	$—	$159,711
Healthcare	235,036	—	—	235,036
Service	1,233,054	—	—	1,233,054
Wireless Communications	27,378	27,378	—	—
Registered Investment Company	1,042,214	1,042,214	—	—
Debt
Senior Loans	114,296	—	114,296	—
Corporate Debt	26,408	—	—	26,408

Total	$2,838,097	$1,069,592	$114,296	$1,654,209

The Fund did not have any liabilities that were measured at fair value on a recurring basis at June 30, 2012.

The tables below set forth a summary of changes in the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the six months ended June 30, 2012.

Assets at Fair Value Using Unobservable Inputs (Level 3)	Balance as of December 31 2011	Transfers into Level 3	Transfers out of Level 3	Net amortization/ (accretion) of premium/ (discount)	Net realized gains/ (losses)	Net unrealized gains/ (losses)	Gross purchase*	Gross sales*	Balance as of June 30, 2012
Common Stocks
Diversified Media	$137,864	$—	$—	$—	$—	$21,847	$—	$—	$159,711
Healthcare	240,665	—	—	—	—	(5,629)	—	—	235,036
Service	1,186,524	—	—	—	—	46,530	—	—	1,233,054
Debt
Corporate Debt	55,017	—	—	7,138	—	(35,747)	—	—	26,408

Total	$1,620,070	$—	$—	$7,138	$—	$27,000	$—	$—	$1,654,209

* Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s investment portfolio.

The net unrealized gain/(loss) presented in the table above relates to investments that are still held at June 30, 2012. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2. The Fund presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments that are unobservable.

Semi-Annual Report	11

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2012	Pyxis Special Situations Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Fund and Category	Ending Balance at 6/30/2012	Valuation Technique	Unobservable Inputs	Input Value(s)
Pyxis Special Situations Fund
Debt	$26,408	Liquidation Analysis	Discount Rate	25%
Common Stocks	1,627,801	Fair Valuation - Multiple Scenarios	Discount Rate	26%
			Scenario Probabilities	25%
		Third-Party Pricing Vendor		13.25 - 25.1

Total	$1,654,209

The significant unobservable input used in the fair value measurement of the Fund’s debt investments is the discount rate. A significant increase or decrease in this input would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s common stock investments are discount rates and scenario probabilities. Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency

Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

As of June 30, 2012, the Fund did not hold foreign currency.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

When short sales are employed, the Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective.

As of June 30, 2012, the Fund did not hold any short positions.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

U.S. Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code (“the Code”) and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

12	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2012	Pyxis Special Situations Fund

Distributions to Shareholders

Dividends and distributions from net investment income are distributed each year based on the criteria set forth below. Holders of Series P Shares are entitled to receive cumulative dividends in the amount of 8% per year of $1,000 for each Series P Share owned. Distributions to holders of Common Shares will consist of all net investment income remaining after the payment of dividends on the Series P Shares. Capital gain distributions, deemed capital gain distributions and ordinary income dividends will be allocated between the holders of Common Shares and Series P Shares in proportion to the total distributions paid during the taxable year. The Fund will not declare or pay any distribution with respect to Common Shares unless the Preferred Shares have asset coverage of at least 200% after deducting the amount of the dividend. During the six months ended June 30, 2012, the Fund made no distributions.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities. As of June 30, 2012, the Fund did not have any cash and cash equivalents denominated in foreign currencies.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

There were no distributions paid during the six months ended June 30, 2012.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income*	$—	$299,600
Long-term capital gains	—	—
Return of Capital	—	23,154,074

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2011, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized (Appreciation)
$(10,136,314)	$—	$—	$293,678

As of December 31, 2011, the most recent year end, for federal income tax purposes, the Fund had capital loss carryforwards, which will expire in the indicated year:

Capital Loss Carryforwards*	Expiration Date
$(3,212,361)	2017
(3,076,455)	2018
(3,837,049)	N/A	**

*	The Fund’s ability to utilize capital loss carryforwards may be limited.

**	The Regulated Investment Company Modernization Act of 2010 (“Modernization Act”) was signed into law on December 22, 2010. Under the Modernization Act the Fund is permitted to carry forward indefinitely capital losses incurred in taxable years beginning after December 22, 2010 (Tax Year 2011 for the Fund). However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2011, the Fund had no writeoffs of capital loss carryforwards.

Unrealized appreciation and depreciation at June 30, 2012, based on cost of investments for U.S. federal income tax purposes and excluding any unrealized appreciation/(depreciation) from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

Unrealized appreciation	$609,326
Unrealized depreciation	(313,510)

Net unrealized appreciation	$295,816

Note 4. Investment Management, Carried Interest, Trustee, and Other Fees

Management Fee

The Investment Adviser receives an investment management fee (the “Management Fee”) of 1.50% per year, calcu-

Semi-Annual Report	13

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2012	Pyxis Special Situations Fund

lated monthly and paid quarterly of the aggregate NAV of the Fund. NAV for purposes of calculating management fee, shall mean the market value of all liquid securities at the time of valuation and the cost of any illiquid assets at the time of valuation. Assets are considered “illiquid” if the Investment Adviser reasonably determines, in accordance with procedures adopted by the Board, that (i) reliable market quotations are not readily available for such security, or (ii) although reliable quotations are readily available, the majority of such securities held by accounts managed by the Investment Adviser could not be sold or disposed of in the ordinary course of business (without taking into account any illiquidity or simular discounts) within fourteen trading days at approximately the price at which the security is valued by the Fund without significantly depressing the level of such market quotations. The limitation in (ii) above is not applicable if the inability to dispose of a majority of such securities within such period is due to the fact that the Investment Adviser is an affiliate of the issuer or possesses inside information regarding such issuer.

The Investment Adviser voluntarily has agreed to waive all of its advisory fee beginning on May 1, 2012. For the six months ended June 30, 2012, the Investment Adviser waived $5,470. The voluntary waiver can be terminated at any time.

Carried Interest Fee

The carried interest will be paid as a fee pursuant to the investment management agreement between the Fund and the Investment Adviser. The carried interest is an amount (payable annually) such that after receipt thereof the Investment Adviser will have received from the Fund 20% of the realized and unrealized cumulative total return of the Fund on its assets attributable to the Common Shares and the Special Share. The carried interest shall be payable as of December 31 of each year and shall be paid not later than completion of the audit of the Fund for such year. If there is positive return through any interim month in excess of the high watermark described below, the Fund will accrue an appropriate amount in respect of the earned carried interest potentially payable at the end of the year. If there is negative return in any calendar year, no carried interest will be paid until the negative return (as a percentage of average net assets attributable to the Common Shares and the Special Share, or, if less, as a percentage of such net assets at the time such negative return is experienced) has been recovered in full (“High Watermark Provision”). For the avoidance of doubt, all total return (positive or negative) will be determined in dollars (the percentage figure in connection with recoupment of negative return being utilized solely to calculate the dollar amount of negative return required to be recouped). For purposes of all carried interest calculations, illiquid assets (as defined for purposes of the Management Fee) will be valued at the lesser of cost or fair market value

(as determined by the Investment Adviser in good faith). As of June 30, 2012, the Fund did not have any carried interest.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Pyxis Fund Complex based on relative net assets. The “Pyxis Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this annual report.

The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.

Note 5. Fund Information

For the six months ended June 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $0 and $389,750, respectively.

Note 6. Periodic Repurchase Offers

The Fund may make quarterly repurchases at NAV of up to 20% of the outstanding Common Shares that have been held for at least twelve months (“Repurchase Offers”) at the option of the Board. During the six months ended June 30, 2012, the Fund did not make any Repurchase Offers.

Note 7. Transactions in Securities of Affiliated Issuers

Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. The Fund did not hold any affiliated companies at June 30, 2012.

Note 8. Unfunded Loan Commitments

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively.

As of June 30, 2012, the Fund had no unfunded loan commitments.

Note 9. Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the invest-

14	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2012	Pyxis Special Situations Fund

ment of collateral. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the bid value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of June 30, 2012, the Fund did not have any securities loaned.

Note 10. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. The Board has approved the advancement of certain expenses to a service provider in connection with pending litigation subject to appropriate documentation and safeguards.

Note 11. Disclosure of Significant Risks and Contingencies

Non-Diversification and Industry Concentration Risk

The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.

Non-Payment Risk

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the net asset value of the Fund.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield debt may result in greater net asset value fluctuation than if the Fund did not make such investments.

Illiquidity of Investments Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Troubled, Distressed or Bankrupt Companies Risk

The Fund invests in companies that are troubled, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants, and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible or that the resulting analysis will produce accurate conclusions.

Carried Interest Risk

The carried interest may create an incentive for the Investment Adviser to make investments that are risky or more speculative than would otherwise be the case. The way in which the amount of the carried interest is determined may encourage the Investment Adviser to use leverage to increase the return on the Fund’s investments. If the Investment Adviser acquires poorly performing assets with such leverage, the loss to the Fund could be substantial. Finally, because a portion of the carried interest is likely to reflect interest and dividend income and is calculated on an accrual basis regardless of whether the Fund has received a cash payment, the Investment Adviser might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn carried interest even when the issuer would not be able to make cash payments on such securities. The foregoing risks could be increased because the Investment Adviser is not obligated to reimburse the Fund for any carried interest received even if the Fund subsequently incurs losses or never receives in cash income that was previously accrued.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets

Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2012	Pyxis Special Situations Fund

will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Foreign Securities Risk

Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.

Short Selling Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Significant Shareholders

At June 30, 2012, one shareholder (“Significant Shareholder”) owned 100% of the net assets applicable to Common Shares. The Fund will not accept any other subscription for Common Shares without the consent of the Trustees and the written consent of the Significant Shareholder.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events that would materially impact the financial statements as presented.

16	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2012	Pyxis Special Situations Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Semi-Annual Report	17

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Pyxis Capital, L.P.

200 Crescent Court, Suite 700 Dallas, TX 75201

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Pyxis Special Situations Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 and additional reports will be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may obtain the Form N-Q by visiting the Fund’s website at www.pyxisais.com.

18	Semi-Annual Report

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         Pyxis Special Situations Fund (formerly, Highland Special Situations Fund)

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principal Executive Officer (principal executive officer)

Date 9/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principal Executive Officer (principal executive officer)

Date 9/5/12

By (Signature and Title)*	/s/ Brian Mitts
Brian Mitts, Chief Financial Officer and Treasurer (principal financial officer)

Date 9/5/12

*	Print the name and title of each signing officer under his or her signature.